                                                                   EXHIBIT 99.13


DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
 ------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report


19-Mar-02                                   Summary Of Bank And Investment Accounts                           Attachment 1
                                            ---------------------------------------
11:51 AM                                         The Delta Queen Steamboat Co.
                                                 -----------------------------
Summary                                             Case No: 01-10970 (EIK)                                      UNAUDITED
                                                    -----------------------
The Delta Queen Steamboat Co.                     For Month Of February, 2002
                                                  ---------------------------


                                               Balances
                                    -----------------------------       Receipts &           Bank
                                          Opening       Closing         Disbursements        Statements           Account
Account                             As Of 2/01/02    As Of 2/28/02      Included             Included             Reconciled
-------                             -------------    -------------      -------------        --------             ----------
Delta Queen Controlled Disb              8,877.35       29,759.71       Yes                  Yes                  Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                617,186.54      247,191.78       Yes                  Yes                  Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                    317,082.24      106,334.06       Yes                  No - Not             Yes
Hibernia                                                                                     Concentration
Account # - 812-395-289                                                                      Account

The Delta Queen Steamboat Co.                0.00            0.00       No -                 No -                 No -
LaSalle - Wealth Management                                             Account              Account              Account
Account # - TNE-043290                                                  Closed               Closed               Closed

The Delta Queen Steamboat Co.                0.00            0.00       No -                 No -                 No -
AmSouth                                                                 Account              Account              Account
Account # - 19356307                                                    Closed               Closed               Closed

Delta Queen                                  0.00            0.00       No -                 No -                 No -
LaSalle                                                                 Account              Account              Account
Account # - 5800155771                                                  Closed               Closed               Closed

DQ Credit Card                               0.00            0.00       No -                 No -                 No -
Bank One                                                                Account              Account              Account
Account # - 552-0110062868                                              Closed               Closed               Closed

DQ Master Cash                               0.00            0.00       No -                 No -                 No -
Bank One                                                                Account              Account              Account
Account # - 552-0110256700                                              Closed               Closed               Closed

The Delta Queen Steamboat Co            83,366.84       53,772.73       Yes                  No - Not             Yes
Receipts                                                                                     Concentration
Hibernia                                                                                     Account
Account # - 882-390-047

The Delta Queen Steamboat Co           239,567.00            0.00       Yes                  No - Not             Yes
Receipts                                                                                     Concentration
LaSalle                                                                                      Account
Account # - 5800155839

The Delta Queen Steamboat Co                 0.00      250,712.50       Yes                  No - Not             Yes
Escrow Account                                                                               Concentration
LaSalle                                                                                      Account
Account # - 62-8930-70-3

  19-Mar-02                 Receipts & Disbursements             Attachment 2-1
                            ------------------------
  11:52 AM                The Delta Queen Steamboat Co.
                          -----------------------------
R&D - Hibernia               Case No: 01-10970 (EIK)                  UNAUDITED
                             -----------------------
DQ Controlled Disb                  Hibernia
                                    --------
                            Controlled Disbursements
                            ------------------------
                             Account # - 542027373
                             ---------------------
                         1 February 02 - 28 February 02
                         ------------------------------

Opening Balance - 1 Feb 02
--------------------------
                             8,877.35

Receipts
--------
                           491,304.09    From The Delta Queen Steam Boat Co. -
                                         Hibernia - DQSC Master Cash - Account (812-395-335)

                          -----------
                           491,304.09    Total Receipts


Disbursements
-------------
                           (10,059.17)   Crew Maintenance & Medical Expense (P&I)
                           (30,592.66)   Crew Payroll Benefit Payments
                           (12,080.56)   DQ FY 01 Commission Payments
                            (2,661.84)   DQ FY 01 Voyage Expense
                            (2,580.00)   Passenger FY 02 Refunds
                           (19,380.00)   Vessel - Taxes
                           (13,106.28)   Vessel - P&I Legal Fees
                           (43,478.79)   Vessel - Tie-Up & Other Non-Operational Expense
                           (14,260.18)   Professional Fees - Bankruptcy Reporting
                           (62,605.47)   SG&A - Communication & Other I.T. Expense
                            (4,745.58)   SG&A - Chicago Office
                           (29,681.20)   SG&A - New Orleans Office
                           (39,109.70)   SG&A - Weston - Office
                           (12,241.42)   SG&A - Risk/Legal (Fees & Services)
                           (84,000.00)   SG&A - Sales & Marketing - Postage
                           (72,427.78)   SG&A - Sales & Marketing - Other
                           (12,101.06)   SG&A - Finance
                            (3,585.30)   SG&A - Hotel Operations
                            (1,724.74)   Miscellaneous
                          -----------
                          (470,421.73)   Total Disbursements


Closing Balance - 28 Feb 02
---------------------------
                            29,759.71

  19-Mar-02                   Receipts & Disbursements           Attachment 2-2
                              ------------------------
   12:32 PM                The Delta Queen Steamboat Co.
                           -----------------------------
R&D - Hibernia                Case No: 01-10970 (EIK)                UNAUDITED
                              -----------------------
DQ Master Cash                       Hibernia
                                     --------
                                  DQ Master Cash
                                  --------------
                             Account # - 812-395-335
                             -----------------------
                         1 February 02 - 28 February 02
                         ------------------------------

Opening Balance - 1 Feb 02
--------------------------
                                     617,186.54

Receipts
--------
                                     400,000.00       From American Classic Voyages Co - Credit Suisse
                                                        Asset Management - Account (247003452)
                                     420,000.00       From AMCV Cruise Operations, Inc. - First Union -
                                                        AMCV Cruise Ops Master Cash - Account (2090002602362)
                                      43,757.23       From Great Hawaiian Properties Corp. - Bank One -
                                                        AHC Mainland Payroll - Account (552-0110673387)
                                      57,396.81       From American Hawaii Properties Corporation - Bank One -
                                                        AHC Honolulu Payroll - Account (552-0110673379)
                                     112,325.64        Other New Orleans Deposits
                                   ------------
                                   1,033,479.68       Total Receipts

Disbursements
-------------
                                    (491,304.09)      To The Delta Queen Steamboat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                      (6,435.20)      Airline Reporting Clearinghouse
                                     (23,772.43)      401K Payroll Payments
                                     (10,000.00)      To American Classic Voyages Co. - Chase -
                                                        AMCV Medical Benefits - Account (002-2-426522)
                                     (90,000.00)      To Great AQ Steamboat, LLC - Hibernia -
                                                        AQ Steamer - Account (812-395-343)
                                    (360,000.00)      To The Delta Queen Steamboat Co. - Hibernia -
                                                        DQ Payroll - Account (812-395-289)
                                     (80,000.00)      To Great River Cruise Line, LLC - Hibernia -
                                                        DQ Steamer - Account (812-395-270)
                                      (8,472.88)      Sysco
                                     (90,000.00)      To Great Ocean Cruise Line, LLC - Hibernia -
                                                        MQ Steamer - Account (812-502-719)
                                    (240,388.70)      Vessel Insurance
                                        (900.00)      Returned Checks
                                      (2,201.14)      Other Miscellaneous Payments
                                   ------------
                                  (1,403,474.44)      Total Disbursements

Closing Balance - 28 Feb Jan 02
-------------------------------
                                     247,191.78

  19-Mar-02                  Receipts & Disbursements            Attachment 2-3
                             ------------------------
  11:53 AM                The Delta Queen Steamboat Co.
                          -----------------------------
R&D - Hibernia               Case No: 01-10970 (EIK)                  UNAUDITED
                             -----------------------
DQ Payroll                          Hibernia
                                    --------
                                   DQ Payroll
                                   ----------
                             Account # - 812-395-289
                             -----------------------
                         1 February 02 - 28 February 02
                         ------------------------------

Opening Balance - 1 Feb 02
--------------------------
                               317,082.24


Receipts
--------
                               360,000.00      From The Delta Queen Steamboat Co. -
                                                Hibernia - DQSC Master Cash - Account (812-395-335)
                                90,000.00      From Great AQ Steamboat LLC - Hibernia -
                                                AQ Steamer - Account (812-395-343)

                              -----------
                               450,000.00      Total Receipts


Disbursements
-------------
                              (347,899.17)     Payroll - Wires

                              (312,849.01)     Payroll - Checks
                              -----------
                              (660,748.18)     Total Disbursements



Closing Balance - 28 Feb 02
---------------------------
                               106,334.06

  21-Mar-02                Receipts & Disbursements             Attachment 2-4
                           ------------------------
  11:54 AM               The Delta Queen Steamboat Co.
                         -----------------------------
R&D - Hibernia              Case No: 01-10970 (EIK)                   UNAUDITED
                            -----------------------
DQSC Receipts                       Hibernia
                                    --------
                                  DQSC Receipts
                                  -------------
                             Account # - 882-390-047
                             -----------------------
                         1 February 02 - 28 February 02
                         ------------------------------

Opening Balance - 1 Feb 02
--------------------------
                                    83,366.84


Receipts
--------






                                   ----------
                                         0.00       Total Receipts


Disbursements
-------------

                                   (29,594.11)      Credit Card Processor Fees




                                   ----------
                                   (29,594.11)      Total Disbursements



Closing Balance - 28 Feb 02
---------------------------
                                    53,772.73

  19-Mar-02                  Receipts & Disbursements            Attachment 2-5
                             ------------------------
  11:55 AM                The Delta Queen Steamboat Co.
                          -----------------------------
R&D - LaSalle                Case No: 01-10970 (EIK)                 UNAUDITED
                             -----------------------
DQSC Receipts                        LaSalle
                                     -------
                                  DQSC Receipts
                                  -------------
                             Account # - 5800155839
                             ----------------------
                         1 February 02 - 28 February 02
                         ------------------------------

Opening Balance - 1 Feb 02
--------------------------
                                239,567.00


Receipts
--------





                               -----------
                                      0.00       Total Receipts


Disbursements
-------------
                               (239,567.00)      To The Delta Queen Steamboat Co Escrow Account -
                                                   LaSalle - DQSC Escrow - Account (62-8930-70-3)




                               -----------
                               (239,567.00)      Total Disbursements



Closing Balance - 28 Feb 02
---------------------------
                                      0.00

  19-Mar-02                Receipts & Disbursements              Attachment 2-6
                           ------------------------
  11:56 AM               The Delta Queen Steamboat Co.
                         -----------------------------
R&D - LaSalle                Case No: 01-10970 (EIK)                  UNAUDITED
                             -----------------------
DQSC Escrow                          LaSalle
                                     -------
                                   DQSC Escrow
                                   -----------
                            Account # - 62-8930-70-3
                            ------------------------
                         1 February 02 - 28 February 02
                         -------------------------------


Opening Balance - 1 Feb 02
--------------------------
                                         0.00


Receipts
--------
                                   239,567.00       From The Delta Queen Steamboat Co. - LaSalle -
                                                      DQSC Receipts - Account (5800155839)
                                    11,145.50       Customer Deposits



                                   ----------
                                   250,712.50       Total Receipts


Disbursements
-------------






                                   ----------
                                         0.00       Total Disbursements



Closing Balance - 28 Feb 02
---------------------------
                                   250,712.50

AMCV US SET OF BOOKS                                    Date: 20-MAR-02 15:08:07
INCOME STATEMENT - ATTACHMENT 4                         Page:  1
Current Period: FEB-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                            PTD-Actual
                                            28-Feb-02
                                          ------------
Revenue
Gross Revenue                                     0.00
Allowances                                        0.00
                                          ------------
Net Revenue                                       0.00

Operating Expenses
Air                                               0.00
Hotel                                             0.00
Commissions                                       0.00
Onboard Expenses                                  0.00
Passenger Expenses                                0.00
Vessel Expenses                                   0.00
Layup/Drydock Expense                             0.00
Vessel Insurance                                  0.00
                                          ------------
Total Operating Expenses                          0.00

                                          ------------
Gross Profit                                      0.00

SG&A Expenses
Sales & Marketing                                 0.00
Pre-Opening Costs                                 0.00
                                          ------------
Total SG&A Expenses                               0.00

                                          ------------
EBITDA                                            0.00

Depreciation                                 39,483.07
                                          ------------
Operating Income                            (39,483.07)

Other Expense/(Income)
Interest Income                                   0.00
Equity in Earnings for Sub                 (373,834.34)
Reorganization expenses                           0.00
                                          ------------
Total Other Expense/(Income)                373,834.34

                                          ------------
Net Pretax Income/(Loss)                   (413,317.41)

Income Tax Expense                                0.00

                                          ------------
Net Income/(Loss)                          (413,317.41)
                                          ============

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:50:48
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: FEB-2

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                             YTD-Actual              YTD-Actual
                                             28-Feb-02                22-Oct-01
                                           -------------           -------------
ASSETS

Cash and Equivalent                           350,505.88            2,494,983.63

Restricted Cash                                     0.00                    0.00

Accounts Receivable                           809,101.34                    0.00

Inventories                                   630,917.11              840,779.06

Prepaid Expenses                                    0.00               13,147.33

Other Current Assets                                0.00                    0.00

                                           -------------           -------------
Total Current Assets                        1,790,524.33            3,348,910.02

Fixed Assets                                7,971,277.75            8,202,345.75

Accumulated Depreciation                   (5,365,471.56)          (5,195,800.16)

                                           -------------           -------------
Net Fixed Assets                            2,605,806.19            3,006,545.59

Net Goodwill                                        0.00                    0.00

Intercompany Due To/From                   39,254,749.55           37,437,552.28

Net Deferred Financing Fees                         0.00                5,434.15

Net Investment in Subsidiaries             31,762,631.87           33,999,708.26

                                           -------------           -------------
Total Other Assets                         71,017,381.42           71,442,694.69

                                           -------------           -------------
Total Assets                               75,413,711.94           77,798,150.30
                                           -------------           -------------

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:50:48
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: FEB-2

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                                YTD-Actual              YTD-Actual
                                                28-Feb-02               22-Oct-01
                                              -------------           -------------
LIABILITIES

Accounts Payable                                       0.00                    0.00

Accrued Liabilities                               27,544.48                    0.00

Deposits                                               0.00                    0.00

                                              -------------           -------------
Total Current Liabilities                         27,544.48                    0.00

Long Term Debt                                         0.00                    0.00

Other Long Term Liabilities                    9,993,779.93            9,993,779.93

                                              -------------           -------------
Total Liabilities                             10,021,324.41            9,993,779.93

OTHER

Liabilities Subject to Compromise                577,835.68              577,835.68

                                              -------------           -------------
Total Other                                      577,835.68              577,835.68

OWNER'S EQUITY

Common Stock                                       1,000.00                1,000.00

Add'l Paid In Capital                         33,564,332.71           33,564,332.71

Current Net Income (Loss)                     (1,540,976.34)          (2,866,520.92)

Retained Earnings                             32,790,195.48           36,527,722.90

                                              -------------           -------------
Total Owner's Equity                          64,814,551.85           67,226,534.69

                                              -------------           -------------
Total Liabilities & Equity                    75,413,711.94           77,798,150.30
                                              -------------           -------------

The Delta Queen Steamboat Co.     ATTACHMENT 6                         01-10970
                    Summary List of Due To/Due From Accounts
                      For the Month Ended January 31, 2002



                                                            BEGINNING                                                   ENDING
AFFILIATE NAME                           CASE NUMBER        BALANCE             DEBITS            CREDITS             BALANCE
American Classic Voyages Co.              01-10954        (5,860,216.34)         2,716.45        467,537.94        (6,325,037.83)
AMCV Cruise Operations, Inc.              01-10967       102,198,288.97      1,304,196.38        526,946.54       102,975,538.81
Great AQ Steamboat, L.L.C.                01-10960       (17,105,323.22)        93,952.73         90,000.00       (17,101,370.49)
Great Pacific NW Cruise Line, L.L.C.      01-10977        (8,436,809.68)               --                --        (8,436,809.68)
Great River Cruise Line, L.L.C.           01-10963        (6,834,605.93)        91,294.56         89,862.06        (6,833,173.43)
Great Ocean Cruise Line, L.L.C.           01-10959       (14,617,646.27)       357,170.52        675,210.38       (14,935,686.13)
Cruise America Travel, Incorporated       01-10966           245,700.70          6,435.20                --           252,135.90
Delta Queen Coastal Voyages, L.L.C.       01-10964          (901,221.80)               --            250.00          (901,471.80)
Cape Cod Light, L.L.C.                    01-10962        (1,436,292.11)               --                --        (1,436,292.11)
Cape May Light, L.L.C.                    01-10961        (8,466,448.11)               --                --        (8,466,448.11)
Project America, Inc.                     N/A             (2,936,984.22)         1,628.19                --        (2,935,356.03)
Oceanic Ship Co.                          N/A               (136,810.43)               --                --          (136,810.43)
Project America Ship I, Inc.              N/A                255,723.41                --                --           255,723.41
Project America Ship II, Inc.             N/A               (142,646.25)               --                --          (142,646.25)
Ocean Development Co.                     01-10972         2,214,633.49                --                --         2,214,633.49
Great Hawaiian Cruise Line, Inc.          01-10975            (1,286.35)         1,667.35                --               381.00
Great Hawaiian Properties Corporation     01-10971         1,247,073.77                --                --         1,247,073.77
American Hawaii Properties Corporation    01-10976            43,550.29                --                --            43,550.29
Great Independence Ship Co.               01-10969           (83,084.83)               --                --           (83,084.83)
CAT II, Inc.                              01-10968              (100.00)               --                --              (100.00)
                                                         ------------------------------------------------------------------------
                                                          39,245,495.09      1,859,061.38      1,849,806.92        39,254,749.55
                                                         ========================================================================

                           Great Independence Ship Co.
                                 01-10969 (EIK)




                            Accounts Receivable Aging
                             As of February 28, 2002







                                  Attachment 7


                                 Not Applicable

                        The Delta Queen Steamboat Company
                                 01-10970 (EIK)




                             Accounts Payable Detail
                             As of February 28, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1.       Physical inventory counts have been performed internally.


2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. An accounts receivable aging is not provided herein as all monies are held in escrow by the credit card processor until completion of the voyage for which the monies have been provided.